                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.     ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             July 19, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By: RBS Partners, L.P.
                                    Its: General Partner

                                    By: ESL Investments, Inc.
                                    Its: General Partner

                                    By: /s/ Edward S. Lampert
                                    --------------------------
                                    Name: Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date: July 21, 2017

2.     SPE I PARTNERS, LP

Item                                Information

Name:                               SPE I Partners, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             July 19, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By: RBS Partners, L.P.
                                    Its: General Partner

                                    By: ESL Investments, Inc.
                                    Its: General Partner

                                    By: /s/ Edward S. Lampert
                                    --------------------------
                                    Name: Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date: July 21, 2017

3.     SPE MASTER I, LP

Item                                Information

Name:                               SPE Master I, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             July 19, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By: RBS Partners, L.P.
                                    Its: General Partner

                                    By: ESL Investments, Inc.
                                    Its: General Partner

                                    By: /s/ Edward S. Lampert
                                    --------------------------
                                    Name: Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date: July 21, 2017

4.     RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             July 19, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By: ESL Investments, Inc.
                                    Its: General Partner

                                    By: /s/ Edward S. Lampert
                                    --------------------------
                                    Name: Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date: July 21, 2017

5.     ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             July 19, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By: /s/ Edward S. Lampert
                                    --------------------------
                                    Name: Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date: July 21, 2017